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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1997 included in Enron Corp.'s Form 8-K dated March 17, 1997 and Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.


                            /s/  ARTHUR ANDERSEN LLP


Houston, Texas
March 13, 1998